SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 24, 2003


                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)



       WASHINGTON                     0-28488                 91-1431894
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)



               707 South Grady Way, Renton, Washington 98055-3233
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (425) 430-3000



                        --------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated July 24, 2003, announcing the Company's second quarter 2003 results of operations.

Item 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 24, 2003, Zones, Inc. issued a press release announcing its second quarter 2003 results of operations. A copy of the press release is filed as
Exhibit 99.1.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ZONES, INC.


Dated:  July 24, 2003                  /s/ RONALD P. MCFADDEN

                                       By:  Ronald P. McFadden
                                       Its:   Secretary and Chief Financial
                                              Officer




                                  EXHIBIT INDEX


     EXHIBIT No.       DESCRIPTION
     -----------       -----------

      99.1             Press Release, dated July 24, 2003